EXHIBIT 10.28

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT

                  SEVENTH AMENDMENT, dated as of March 31, 2004 (this "Amendment"), to the Credit Agreement referred to below among ATARI, INC., formerly known as INFOGRAMES, INC., a Delaware corporation ("Borrower"), the other parties signatory thereto as Credit Parties, the Lenders party thereto (the "Lenders"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself, as a Lender, and as agent for the Lenders (in such capacity, "Agent").

                               W I T N E S S E T H

                  WHEREAS, Borrower, Lenders and Agent are parties to that certain Credit Agreement, dated as of November 12, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

                  WHEREAS, Borrower, Agent and Requisite Lenders have agreed to amend the Credit Agreement in the manner, and on the terms and conditions, provided for herein;

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  2. Amendment to Section 6.2 of the Credit Agreement. As of the Amendment Effective Date (as hereinafter defined), clause (a) of Section 6.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) Borrower may hold investments comprised of (i) notes payable, or stock or other securities issued by Account Debtors to Borrower pursuant to negotiated agreements with respect to settlement of such Account Debtor's Accounts in the ordinary course of business, so long as the aggregate amount of such Accounts so settled by Borrower does not exceed $1,000,000, and (ii) (x) a note payable issued by Paradigm dated as of March 31, 2004 in an original principal amount not in excess of $1,500,000 pursuant to a negotiated settlement of Paradigm's Accounts, and (y) a note payable issued by Interactive dated as of March 31, 2004 in an original principal amount not in excess of $5,200,000 pursuant to a negotiated settlement of Interactive's Accounts;"

                  3. Amendment to Section 6.4 of the Credit Agreement. As of the Amendment Effective Date (as hereinafter defined), clause (a) of Section 6.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) No Credit Party shall enter into or be a party to any transaction with any other Credit Party or any Affiliate thereof except in the ordinary course of and pursuant to the reasonable requirements of such Credit Party's business and upon fair and reasonable terms that are no less favorable to such Credit Party than would be obtained in a comparable arm's length transaction with a Person not an Affiliate of such Credit Party, (i) except as otherwise expressly permitted in this Section 6 with respect to Credit Parties and their Affiliates, and (ii) other than with respect to that certain trade payable owing from Interactive to Borrower arising from a credit taken by Toys "R" Us, Inc., provided, such trade payable does not exceed $2,650,000. In addition, if any such transaction or series of related transactions involves payments in excess of $3,000,000 in the aggregate in any Fiscal Year, the terms of these transactions must be disclosed in advance to Agent and Lenders. All such transactions existing as of the date hereof are described in Disclosure Schedule (6.4(a))."

                  4. Amendment to Annex G of the Credit Agreement. As of the Amendment Effective Date, Annex G of the Credit Agreement is amended by amending and restating clauses (b), (c) and (e) in their entirety to read as follows:

                  "(b) Minimum Fixed Charge Coverage Ratio. Borrower and Guarantors (which shall include Interactive and Paradigm through and including September 30, 2003) shall have on a combined basis at the end of each Fiscal Quarter beginning with the Fiscal Quarter ending March 31, 2003, a Fixed Charge Coverage Ratio for the 12-month period then ended of not less than 1.5:1.00, provided, however, that there shall be no minimum Fixed Charge Coverage Ratio requirement for the Fiscal Quarters ending September 30, 2003, December 31, 2003, March 31, 2004 and June 30, 2004.

                  (c) Minimum EBITDA. Borrower and Guarantors (which shall include Interactive and Paradigm through and including September 30, 2003) on a combined basis shall have, at the end of each Fiscal Quarter set forth below, EBITDA for the 12-month period then ended of not less than the following:

              Period                                        EBITDA
              ------                                        ------
Fiscal Quarter ending December 31,
2002                                                     ($ 7,000,000)

Fiscal Quarter ending March 31, 2003                      $20,000,000

Fiscal Quarter ending June 30, 2003                       $20,000,000

Fiscal Quarter ending

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
September 30, 2003                                       ($   500,000)

Fiscal Quarter ending December 31,
2003                                                     ($20,000,000)

Fiscal Quarter ending March 31, 2004                     ($ 7,500,000)

Fiscal Quarter ending June 30, 2004                      ($ 7,500,000)

for each Fiscal Quarter ending
thereafter                                                $20,000,000

                  (e) Minimum Borrowing Availability. Borrower shall at all times, other than during (i) the Matrix Release Period, (ii) the period beginning on October 15, 2003 and ending on December 15, 2003, and (iii) the period beginning on April 26, 2004 and ending on July 2, 2004, maintain Borrowing Availability of no less than $5,000,000."

                  5. Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants that:

                  (a) The execution, delivery and performance of this Amendment and the performance of the Credit Agreement as amended by this Amendment (the "Amended Credit Agreement") by Borrower and the other Credit Parties: (i) are within their respective organizational powers; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of their respective certificates or articles of incorporation or by-laws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Borrower or any Credit Party is a party or by which Borrower or any Credit Party or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of Borrower or any Credit Party other than those in favor of Agent pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority or any other Person.

                  (b) This Amendment has been duly executed and delivered by or on behalf of each Credit Party.

                  (c) Each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

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

                  (d) No Default or Event of Default has occurred and is continuing both before and after giving effect to this Amendment.

                  (e) No action, claim or proceeding is now pending or, to the knowledge of Borrower and the other Credit Parties, threatened against Borrower or the other Credit Parties, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, (i) which challenges Borrower's or the other Credit Parties' right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Amended Credit Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Amended Credit Agreement or any other Loan Document or any action taken under this Amendment, the Amended Credit Agreement or any other Loan Document or (ii) which, if determined adversely, is reasonably likely to have or result in a Material Adverse Effect, except those that have been previously disclosed to Agent and Lenders in the Disclosure Schedules to the Credit Agreement or in filings of the Borrower with the Securities and Exchange Commission which have been provided to Agent and Lenders pursuant to paragraph (g) Exhibit E of the Credit Agreement. To the knowledge of Borrower and each Credit Party, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

                  (f) After giving effect to this Amendment, the representations and warranties of Borrower and the other Credit Parties contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the date hereof and the Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of each such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

                  6. Ratification of Credit Agreement; Remedies.

                  (a) Except as expressly provided for, and on the terms and conditions set forth, herein, the Credit Agreement and the other Loan Documents shall continue to be in full force and effect in accordance with their respective terms and shall be unmodified. In addition, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document by the Agent or the Lenders with respect to any right or remedy which the Agent or the Lenders may now or in the future have under the Loan Documents, at law or in equity or otherwise or be deemed to prejudice any rights or remedies which the Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document or under or in connection with any Default or Event of Default which may now exist or which may occur after the date hereof. The Credit Agreement and all other Loan Documents are hereby in all respects ratified and confirmed.

                  (b) This Amendment shall constitute a Loan Document. The breach by any Credit Party of any representation, warranty, covenant or agreement in this

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Amendment shall constitute an immediate Event of Default hereunder and under the other Loan Documents.

                  7. Outstanding Indebtedness; Waiver of Claims. Each of Borrower and the other Credit Parties hereby acknowledges and agrees that as of March 30, 2004 the aggregate outstanding principal amount of the Revolving Loan is $0 and such principal amount is payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Borrower and each other Credit Party hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys' fees) and disbursements and other costs of investigation or defense, including those incurred upon any appeal of any kind or character, known or unknown, which Borrower or any other Credit Party ever had, now has or might hereafter have against Agent or any Lender which relates, directly or indirectly, to any acts or omissions of Agent or such Lender or any other Indemnified Person on or prior to the Amendment Effective Date.

                  8. Expenses. Each of Borrower and the other Credit Parties hereby reconfirms its respective obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

                  9. Amendment Fee. To induce Agent to enter into this Amendment, Borrower hereby agrees to pay to Agent, for the benefit of Lenders, an amendment fee in the amount of $200,000 in immediately payable funds, payable on the Amendment Effective Date.

                  10. Pledge Amendment and Delivery of Notes. Borrower shall deliver to Agent promptly (and in any event within five (5) Business Days) after issuance of the notes payable issued by each of Paradigm and Interactive permitted by Section 6.2(a) of the Credit Agreement, as amended hereby (the "Affiliate Notes"), which shall be substantially in the form set forth in Exhibit A hereto, a Pledge Amendment, duly executed by Borrower, in substantially the form of Schedule II to the Pledge Agreement in respect of such Affiliate Notes, pursuant to which Borrower shall pledge to Agent all of such Affiliate Notes. Borrower shall promptly (and in any event within five (5) Business Days of issuance of the Affiliate Notes) deliver the Affiliate Notes to Agent together with duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent.

                  11. Affirmation of Existing Loan Documents. After giving effect to this Amendment, Borrower (a) confirms and agrees that its obligations under each of the Loan Documents to which it is a party shall continue without any diminution thereof and shall remain in full force and effect on and after the date hereof, and (b) confirms and agrees that the Liens granted pursuant to the Collateral Documents to which it is a party

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

shall continue without any diminution thereof and shall remain in full force and effect on and after the date hereof.

                  12. Effectiveness. This Amendment shall become effective as of March 31, 2004 (the "Amendment Effective Date") only upon satisfaction in full in the judgment of the Agent of each of the following conditions on or prior to April 6, 2004:

                        (a) Amendment. Agent shall have received three (3) original copies of this Amendment duly executed and delivered by Agent, Requisite Lenders and Borrower and acknowledged and agreed to by each of the Guarantors and Reflections.

                        (b) Payment of Expenses. Borrower shall have paid to Agent all costs and expenses billed and owing in connection with this Amendment and the other Loan Documents and due to Agent (including reasonable legal fees and expenses).

                        (c) Representations and Warranties. All representations and warranties contained in this Amendment shall be true and correct on and as of the Amendment Effective Date.

                        (d) Amendment Fee. Agent shall have received the $200,000 Amendment Fee referred to in Section 9 hereof.

                  13. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH CREDIT PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES, AGENT AND LENDERS PERTAINING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, LENDERS AND THE CREDIT PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE NEW YORK COUNTY AND; PROVIDED, FURTHER THAT NOTHING IN THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY

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

OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT SUCH CREDIT PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX I OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY'S ACTUAL RECEIPT THEREOF OR 3 BUSINESS DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

                  14. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                          ATARI, INC.

                                          By: /s/ Harry M. Rubin
                                             ---------------------------
                                          Name:  Harry M. Rubin
                                          Title: Senior Executive Vice President

                                          GENERAL ELECTRIC CAPITAL
                                          CORPORATION, as Agent and Lender

                                          By: /s/ Christopher Cox
                                             ---------------------------
                                          Name: Christopher Cox
                                          Its:  Duly Authorized Signatory

                       [SIGNATURES CONTINUED ON NEXT PAGE]

The undersigned Credit Party hereby
acknowledges, agrees and consents to the amendment to the Credit Agreement effected by this Amendment.

ACKNOWLEDGED, CONSENTED and
AGREED to as of the date first written
above.

REFLECTIONS INTERACTIVE LIMITED

By: /s/ Harry M. Rubin
   ---------------------------
Name:  Harry M. Rubin
Title: Director

                                                                       EXHIBIT A

                             FORM OF AFFILIATE NOTES

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